OREGON METALLURGICAL

                                       CORPORATION


                                      EMPLOYEE STOCK

                                      OWNERSHIP PLAN

                      AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1989

                                     TABLE OF CONTENTS


SECTION                                                                PAGE

      1.    Nature of the Plan........................................    1
            ___________________

            Definitions...............................................    2
            ___________

      3.    Eligibility and Participation.............................   11
            _____________________________
            (a)   Eligibility and Participation.......................   11
                  _____________________________
            (b)   Rehired Employee....................................   11
                  ________________
            (c)   Termination of Participation........................   12
                  ____________________________

      4.    Plan Contributions........................................   12
            __________________
            (a)   Contributions.......................................   12
                  _____________
                  (1)   Initial Acquisition Loan Contributions........   12
                        ______________________________________
                  (2)   Other Acquisition Loans (If Any)..............   13
                        ________________________________
                  (3)   Profit Sharing Plan Contributions.............   13
                        _________________________________
                  (4)   Limitation on Profit Sharing Contributions....   14
                        __________________________________________
                  (5)   Discretionary Plan Contributions..............   14
                        ________________________________
            (b)   Due Dates...........................................   14
                  _________
            (c)   Initial Contribution................................   14
                  ____________________
            (d)   Mistake of Fact.....................................   14
                  _______________
            (e)   Employee Contributions..............................   15
                  ______________________

      5.    Investment of Trust Assets................................   15
            __________________________
            (a)   Exclusive Benefit Reversion.........................   15
                  ___________________________
            (b)   Investment..........................................   15
                  __________
            (c)   Acquisition Loans...................................   15
                  _________________
            (d)   Loans to Participants...............................   17
                  _____________________
                  (2)   Maximum Loan Amount...........................   17
                        ___________________
                  (3)   Repayment of Loans............................   18
                        __________________
                  (4)   Terms.........................................   19
                        _____

      6.    Allocations to Participants' Accounts.....................   23
            _____________________________________
            (a)   Account.............................................   23
                  _______
                  (1)   Stock Account.................................   23
                        _____________

                  (2)   Cash Account..................................   23
                        ____________
                  (3)   Directed Investment Account...................   24
                        ___________________________
                  (4)   Allocations...................................   24
                        ___________
            (b)   Plan Contributions..................................   25
                  __________________
            (c)   Initial Contribution................................   26
                  ____________________
            (d)   Allocation and Contribution Limitations.............   26
                  _______________________________________
            (e)   Net Income (or Loss) of the Trust...................   28
                  _________________________________
            (f)   Allocation of Dividends.............................   29
                  _______________________
            (g)   Accounting for Allocations..........................   29
                  __________________________

      7.    Vesting of Participants' Accounts.........................   30
            _________________________________
            (a)   Current Employees...................................   30
                  _________________
            (b)   Vesting Schedule....................................   30
                  ________________
            (c)   5-Year Break in Service.............................   31
                  _______________________

      8.    Expenses of the Plan and Trust............................   31
            ______________________________

      9.    Rights with Respect to Voting and Other Stock Dispositions   32
            __________________________________________________________
            (a)   Participant Directions..............................   32
                  ______________________
            (b)   Information.........................................   34
                  ___________

      10.   Disclosure to Participants................................   35
            __________________________
            (a)   Summary Plan Description............................   35
                  ________________________
            (b)   Summary Annual Report...............................   35
                  _____________________
            (c)   Annual Statement....................................   35
                  ________________
            (d)   Additional Disclosure...............................   36
                  _____________________
            (e)   Rollover Statement..................................   36
                  __________________

      11.   Capital Accumulation......................................   36
            ____________________
      12.   In-Service Distributions..................................   36
            ________________________
            (a)   Dividends...........................................   36
                  _________
            (b)   Withdrawal of Distribution Allowance................   37
                  ____________________________________
            (c)   Diversification Elections...........................   38
                  _________________________
            (d)   Special Withdrawal Rules for Participants Who Meet
                  __________________________________________________
                  Age and Service Requirements........................   39
                  ____________________________
            (e)   Processing and Form of Withdrawals and Conversion
                  _________________________________________________
                  Requests............................................   40
                  ________

      13.   Distribution Following Termination of Participation.......   42
            ___________________________________________________
            (a)   Distribution........................................   42
                  ____________
            (b)   Retained Account....................................   44
                  ________________
            (c)   Deferred Distribution Withdrawal Right..............   44
                  ______________________________________

            (d)   Eligible Rollover...................................   44
                  _________________
            (e)   30-Day Notice.......................................   46
                  _____________

      14.   How Capital Accumulation Will Be Distributed..............   46
            ____________________________________________
            (a)   Method..............................................   46
                  ______
            (b)   Payment.............................................   47
                  _______
            (c)   Distributee.........................................   47
                  ___________
            (d)   Withholding.........................................   48
                  ___________

      15.   Rights, Restrictions and Options on Oremet Stock..........   48
            ________________________________________________
            (a)   Put.................................................   48
                  ___
            (b)   Restriction.........................................   48
                  ___________

      16.   No Assignment of Benefits.................................   49
            _________________________

      17.   Administration............................................   49
            ______________

      18.   Claims Procedure..........................................   52
            ________________

      19.   No Duties or Rights Except as Provided in Plan............   54
            ______________________________________________

      20.   "Top-Heavy" Contingency Provision.........................   54
            _________________________________
            (a)   Application.........................................   54
                  ___________
            (b)   Top-Heavy...........................................   54
                  _________
            (c)   Operation...........................................   55
                  _________
            (d)   Two Plans...........................................   55
                  _________
            (e)   Adjustment to Additional Limitation.................   55
                  ___________________________________
            (f)   Definitions.........................................   55
                  ___________

      21.   Future of the Plan........................................   59
            __________________

      22.   Governing Law.............................................   60
            _____________

                             OREGON METALLURGICAL CORPORATION

                               EMPLOYEE STOCK OWNERSHIP PLAN

                              AMENDED AND RESTATED EFFECTIVE

                                JANUARY 1, 1989, EXCEPT AS

                                     OTHERWISE STATED



      Section 1.  Nature of the Plan.
                    __________________

      The purpose of this Plan is to enable participating Employees to share in the growth and prosperity of Oregon Metallurgical Corporation (referred to in this Plan as "Oremet") and to provide them with an opportunity to accumulate capital for their future economic security. Therefore, the Trust under the Plan is designed to invest primarily in Oremet Common
Stock.

      The Plan, hereby adopted and amended as of the Effective Date, and amended and restated effective January 1, 1989, is a stock bonus plan which is intended to be qualified under Section 401(a) of the Internal Revenue Code (the "Code") and is an employee stock ownership plan ("ESOP") under
Section 4975(e)(7) of the Code.

      The Plan is intended to be permanent and to benefit Employees of Oremet on the Effective Date as well as Employees entering into the service of Oremet thereafter.

      All Trust Assets held under the Plan and Trust will be administered, distributed and otherwise governed by the provisions of this Plan and the related Trust Agreement. The Plan is to be administered by the ESOP Administrators for the exclusive benefit of Participants and their Beneficiaries.

___________________________________________________________________________
PAGE 1 - OREGON METALLURGICAL CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN

      Section 2.  Definitions.
                  ___________

      In this Plan, whenever the context so indicates, the singular or plural number and the masculine or feminine gender shall be deemed to include the other, the terms "he," "his" and "him" shall refer to a Participant, and the capitalized terms shall have the following meanings:

      Account......................        One of several accounts maintained to
                                          record the interest of a Participant
                                          or his Beneficiary in the Plan.
                                          See Section 6.

      Adjusted Plan
            Compensation............       (a) with respect to a Participant
                                          covered by the Labor Agreement, his
                                          Plan Compensation; (b) with respect
                                          to a Participant who is not covered
                                          by the Labor agreement and who was
                                          paid Compensation for the
                                          respective Plan Year in an amount
                                          equal to or less than $20,000, his
                                          Plan Compensation; and (c) with
                                          respect to a Participant who is not
                                          covered by the Labor Agreement and
                                          who was paid Compensation for the
                                          respective Plan Year in excess of
                                          $20,000, the sum of 100% of his
                                          Plan Compensation equal to or less
                                          than $20,000 and 96% of his Plan
                                          Compensation in excess of $20,000
                                          (and for employees whose eligibility
                                          computation period overlaps two (or
                                          more) plan years, applied
                                          separately for such part of the
                                          compensation as falls within the
                                          two respective years).

      Affiliated Company...........        (i) Any corporation that is a
                                          member of a controlled group of
                                          corporations (as defined in Section
                                          414(b) of the Code) that includes
                                          Oremet; (ii) any trade or business
                                          (whether incorporated or
                                          unincorporated) that is under common
                                          control (as defined in Section 414(c)
                                          of the Code) with Oremet; and (iii)
                                          any member of an affiliated service
                                          group (as defined in Section 414(m)
                                          of the Code) that includes Oremet.

      Anniversary Date.............        The last day of each Plan Year.

___________________________________________________________________________

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      Beneficiary..................        The person (or persons) entitled to
                                          receive any benefit under the Plan in
                                          the event of a Participant's death.
                                          See Section 14.

      Break in Service.............        A consecutive twelve-month period in
                                          which an Employee has not earned 435
                                          Hours of Service.

      Capital Accumulation.........        A Participant's vested
                                          (nonforfeitable) interest in his
                                          Accounts under the Plan.
                                          See Section 11.

      Cash Account.................        The Account of a Participant or
                                          Beneficiary which reflects his
                                          interest under the Plan
                                          attributable to Trust Assets held
                                          as cash and earned interest, if any,
                                          thereon.  See Section 6.

      Cash Flow From
            Operations..............       The sum in any Plan Year of Oremet's
                                          net income, depreciation, deferred
                                          taxes, Plan Contributions and any
                                          other non-cash charges reflected on
                                          Oremet's balance sheet as of the
                                          Anniversary Date with respect to
                                          such Plan Year.

      Code.........................        The Internal Revenue Code of 1986, as
                                          amended.

      Compensation.................        The sum of (a) all amounts paid to an
                                          Employee by Oremet in each Plan Year
                                          (including amounts paid under a
                                          nonqualified profit sharing program
                                          established by Oremet for all
                                          employees), for services performed as
                                          reportable on Internal Revenue Service
                                          Form W-2; (b) to the extent includible
                                          in any Employee's gross income, any
                                          amounts paid on account of sickness,
                                          accident or disability and which are
                                          described in Sections 104(a)(3),
                                          105(a), 105(h) of the Code; and (c)
                                          on account of disability described
                                          in Section 105(d) of the code and
                                          any other amounts that may be
                                          included in compensation under
                                          Code Section 415.  Amounts in
                                          excess of $200,000 shall be
                                          disregarded.  Effective for Plan
                                          Years after
_______________________________________________________________

PAGE 3 - OREGON METALLURGICAL CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN

                                          December 31, 1993, amounts in excess
                                          of $150,000, as adjusted for cost of
                                          living increases effective as of
                                          the first day of the Plan Year,
                                          shall be disregarded.

                                           In determining the compensation of an
                                          Employee, the rules of Code Section
                                          414(q)(6) shall apply, except that in
                                          applying such rules, the term "family"
                                          shall include only the spouse of the
                                          Employee and any lineal descendants of
                                          the Employee who have not attained age
                                          19 before the close of the year.  If,
                                          as a result of application of such
                                          rules, the $150,000 limitation is
                                          exceeded, the limitation shall be
                                          prorated among the affected
                                          Employees in proportion to each
                                          such Employee's compensation before
                                          application of this limitation.
      Directed Investment
            Account.................       The Account of a Participant which
                                          reflects the Participant's interest in
                                          Trust Assets other than Oremet Stock
                                          or the investment of the Cash
                                          Account.  See Section 6.
      Discretionary Plan
            Contributions...........       Plan Contributions made pursuant to
                                          Section 4(a)(4).

      Earned Plan Compensation.....        Compensation paid contemporaneously
                                          for services actually performed for
                                          Oremet.

      Effective Date...............        November 16, 1987, pro forma, but for
                                          all purposes under this Plan, the
                                          "Effective Date" shall mean the close
                                          of business on December 11, 1987.
                                          The Amended and Restated Plan shall
                                          be effective January 1, 1989,
                                          except as otherwise stated.

      Employee.....................        Any person who is employed by Oremet
                                          and is receiving Compensation from
                                          Oremet on the Effective Date or
                                          thereafter.  A person who is
                                          considered a leased employee of
                                          Oremet shall not be considered an
                                          employee for purposes of this

___________________________________________________________________________

PAGE 4 - OREGON METALLURGICAL CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN

                                          Plan.  An employee of an Affiliated
                                          Company shall not be considered an
                                          employee for purposes of this Plan,
                                          nor shall nonresident aliens who
                                          receive no earned income from Oremet
                                          which is income from sources within
                                          the United States.

      ERISA........................        The Employee Retirement Income
                                          Security Act of 1974, as amended.

      ESOP Administrators..........        The two-person committee appointed
                                          pursuant to Section 17 to administer
                                          the Plan.

      Financed Shares..............        Shares of Oremet Stock acquired
                                          under the Plan with the proceeds of
                                          an Acquisition Loan.  See Section 5.

      Highly Compensated Employee..        A Highly Compensated Employee
                                          includes any active or former
                                          Employee who performs service for
                                          Oremet during the determination
                                          year and who, during the look-back
                                          year: (i) received compensation
                                          from Oremet in excess of $75,000
                                          (as adjusted pursuant to Section
                                          415(d) of the Code); (ii) received
                                          compensation from Oremet in excess of
                                          $50,000 (as adjusted pursuant to
                                          Section 415(d) of the Code) and was
                                          a member of the top-paid group for
                                          such year; or (iii) was an officer of
                                          Oremet and received compensation
                                          during such year that is greater
                                          than 50 percent of the dollar
                                          limitation in effect under Section
                                          415(b)(1)(A) of the Code.  The
                                          term Highly Compensated Employee also
                                          includes: (i) Employees who are both
                                          described in the preceding sentence if
                                          the term "determination year" is
                                          substituted for the term "look-back
                                          year" and the Employee is one of
                                          the 100 Employees who received the
                                          most compensation from Oremet
                                          during the determination year; and
                                          (ii) Employees who are 5 percent
                                          owners at any time during the look-
                                          back year or determination year.

___________________________________________________________________________

PAGE 5 - OREGON METALLURGICAL CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN

                                           If no officer has satisfied the
                                          compensation requirement of (iii)
                                          above during either a determination
                                          year or look-back year, the highest
                                          paid officer for such year shall be
                                          treated as a Highly Compensated
                                          Employee.

                                           For this purpose, the determination
                                          year shall be the plan year.  The
                                          look-back year shall be the twelve-
                                          month period immediately preceding
                                          the determination year.

                                           A Highly Compensated former employee
                                          includes any Employee who separated
                                          from service (or was deemed to have
                                          separated) prior to the determination
                                          year, performs no service for Oremet
                                          during the determination year, and
                                          was a Highly Compensated active
                                          Employee for either the separation
                                          year or any determination year
                                          ending on or after the Employee's
                                          55th birthday.

                                           If an Employee is, during a
                                          determination year or look-back year,
                                          a family member of either a 5 percent
                                          owner who is an active or former
                                          Employee or a Highly Compensated
                                          Employee who is one of the 10 most
                                          Highly Compensated Employees ranked on
                                          the basis of compensation paid for
                                          Oremet during such year, then the
                                          family member and the 5 percent
                                          owner or top-ten Highly Compensated
                                          Employee shall be aggregated.  In
                                          such case, the family member and 5
                                          percent owner or top-ten Highly
                                          Compensated Employee shall be
                                          treated as a single Employee receiving
                                          compensation and plan contributions or
                                          benefits equal to the sum of such
                                          compensation and contributions or
                                          benefits of the family member and 5
                                          percent owner or top-ten Highly
                                          Compensated Employee.  For purposes of
                                          this section, family member includes
                                          the spouse, lineal ascendants and
                                          descendants of the Employee or former
                                          Employee and the spouses of such
                                          lineal ascendants and descendants.

___________________________________________________________________________

PAGE 6 - OREGON METALLURGICAL CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN
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                                           The determination of who is a Highly
                                          Compensated Employee, including the
                                          determinations of the number and
                                          identity of Employees in the top-paid
                                          group, the top 100 Employees, the
                                          number of Employees treated as
                                          officers and the compensation that
                                          is considered, will be made in
                                          accordance with Section 414(q)
                                          of the Code and the regulations
                                          thereunder.

      Hour of Service..............        (a) In the case of an Employee
                                          covered by the Labor Agreement,
                                          each hour of Service for which such
                                          Employee is paid (or entitled to
                                          payment) for the performance of
                                          duties for Oremet, and each
                                          additional hour of Service for
                                          which back pay (irrespective of
                                          mitigation of damages) is either
                                          awarded or agreed to by Oremet, to
                                          the extent such award or agreement
                                          is intended to compensate an
                                          Employee for periods during which
                                          the Employee would have been
                                          engaged in the performance of duties
                                          for Oremet.
                                           (b) In the case of an Employee not
                                          covered by the Labor Agreement, 10
                                          Hours of Service shall be credited
                                          to such Employee for each day in
                                          which such Employee would be
                                          credited with at least one Hour of
                                          Service under (a) above.
                                           (c) Solely for purposes of
                                          determining an Employee's (i)
                                          eligibility to participate in the
                                          Plan under Section 3(a), and (ii)
                                          vesting under Section 7(b), Hours
                                          of Service shall include Hours
                                          during an approved leave of absence
                                          granted by Oremet to an Employee
                                          on or after August 5, 1993, pursuant
                                          to the Family and Medical Leave Act,
                                          if the Employee returns to work for
                                          Oremet at the end of such leave of
                                          absence.

      Initial Contribution.........        The contribution made to the Trust by
                                          Oremet as of the Effective Date in
                                          accordance with Section 4.

___________________________________________________________________________

PAGE 7 - OREGON METALLURGICAL CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN

      Initial Acquisition
            Loan....................       The Acquisition Loan entered into by
                                          the Plan on the Effective Date.  An
                                          Acquisition Loan is a loan (or other
                                          extension of credit, including an
                                          installment obligation to a party in
                                          interest) used by the Trust to finance
                                          the acquisition of Oremet Stock, which
                                          loan may constitute an extension of
                                          credit to the Trust from a party in
                                          interest (as defined in ERISA Section
                                          3(14)).

      Initial Acquisition Loan
            Plan Contributions......       Plan Contributions made pursuant to
                                          Section 4(a)(1) for the purpose of
                                          paying all obligations due under the
                                          Initial Acquisition Loan.

      Labor Agreement..............        The collective bargaining agreement
                                          between Oremet and the USWA ratified
                                          on December 10, 1987 and any
                                          extensions thereof and the Collective
                                          Bargaining Agreement between Oremet
                                          and the USWA effective on August 1,
                                          1994, and any extensions thereof.

      Loan Suspense................        Trust to which Financed Shares are
                                          initially credited prior to release
                                          for allocation to Participants'
                                          Oremet Stock Accounts.

      Oremet.......................        Oregon Metallurgical Corporation, an
                                          Oregon corporation.

      Oremet Stock.................        Shares of common stock, par value
                                          $1.00 per share, issued by Oremet.

      Oremet Stock
            Account.................       The Account of a Participant or
                                          Beneficiary that reflects his interest
                                          in Oremet Stock held under the Plan.
                                          See Section 6.

___________________________________________________________________________

PAGE 8 - OREGON METALLURGICAL CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN
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      Participant..................        Any Employee who is participating in
                                          the Plan or any other person with an
                                          account balance under the Plan.  See
                                          Section 3(a).

      Plan.........................        The Oregon Metallurgical Corporation
                                          Employee Stock Ownership Plan.

      Plan Administrator...........        The ESOP Administrators appointed
                                          pursuant to Section 17 to administer
                                          the Plan.

      Plan Compensation............        The Compensation of an Employee with
                                          the following adjustments: (a) the
                                          following amounts shall be excluded:
                                          (1) Compensation paid to an Employee
                                          prior to the time the Employee
                                          becomes a Participant under Section 3
                                          (except where a participant's
                                          eligibility computation period
                                          overlaps two (or more) plan years
                                          as described below); (2) amounts
                                          paid to a Participant after the
                                          Effective Date with respect to
                                          Service prior to the Effective Date,
                                          other than vacation pay; and (3)
                                          amounts paid directly to Employees
                                          to compensate them for the
                                          application of Section 6(d); and (b).
                                          The following amounts shall be
                                          included: (1) amounts paid for
                                          lost time (including workmen's com-
                                          pensation) to an Employee for sickness
                                          or accident leave for up to 1,040
                                          hours of sick leave per occurrence,
                                          even if the occurrence is prior to
                                          the Effective Date, except if the
                                          Employee is absent in connection
                                          with a verifiable on-the-job
                                          injury, amounts paid for lost
                                          time up to 2,080 hours of sick
                                          leave per occurrence, even if the
                                          occurrence is prior to the
                                          Effective Date, and in either case,
                                          an employee's return to work (whether
                                          full or part-time) does not
                                          prohibit the employee from receiving
                                          credit for the balance of lost time
                                          hours remaining for an occurrence,
                                          even if the occurrence is prior to
                                          the Effective Date; and (2) to the
                                          extent permitted by law, amounts paid
                                          by the USWA to an Employee while
                                          working on official union business
                                          related to Oremet; and (3) for

___________________________________________________________________________

PAGE 9 - OREGON METALLURGICAL CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN
                                          the initial year of participation,
                                          for a participant whose eligibility
                                          computation period overlaps two (or
                                          more) plan years, amounts paid since
                                          the date of hire.

      Plan Contributions...........        Payments, in cash or in kind,
                                          including the forgiveness of
                                          indebtedness, made to the Trustee
                                          by Oremet.  See Section 4.

      Plan Year....................        The twelve-month period ending on
                                          each December 31; provided that the
                                          first Plan Year shall be the period
                                          beginning on the Effective Date and
                                          ending on the following December 31.

      Profit Sharing Plan
            Contributions...........       Plan Contributions made pursuant to
                                          Section 4(a)(2).

      Service......................        Employment with Oremet.

      Termination of Service.......        Retirement or other termination of an
                                          Employee's employment relationship
                                          with Oremet, including the voluntary
                                          termination of recall rights by an
                                          Employee on lay-off.

      Trust........................        The Oregon Metallurgical Corporation
                                          Employee Stock Ownership Trust,
                                          created by the Trust Agreement
                                          entered into between Oremet and the
                                          Trustee.

      Trust Agreement..............        The Oregon Metallurgical Corporation
                                          Employee Stock Ownership Trust
                                          Agreement between Oremet and the
                                          Trustee establishing the Trust and
                                          specifying the duties of the Trustee.

      Trust Assets.................        The Oremet Common Stock and other
                                          assets held in the Trust for the
                                          benefit of Participants.  See
                                          Section 5.

___________________________________________________________________________

PAGE 10 - OREGON METALLURGICAL CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN

      Trustee......................        The Trustee appointed by the Board of
                                          Directors of Oremet to hold and invest
                                          the Trust Assets.

      Union or USWA................        The United Steelworkers of America.

      Year of Service..............        A consecutive twelve-month period of
                                          service with Oremet in which an
                                          Employee earns at least 870 Hours of
                                          Service.  For the purposes of
                                          determining vesting credit under
                                          Section 7 or whether a Participant
                                          has incurred a Break in Service, a
                                          Participant will be credited with up
                                          to 436 Hours of Service if the
                                          Participant is absent by reason of the
                                          pregnancy of the Participant, the
                                          birth of a child of the Participant,
                                          the placement of a child with the
                                          Participant in connection with the
                                          adoption of the child, or for the
                                          purposes of caring for such child
                                          immediately following such birth or
                                          placement.


      Section 3.  Eligibility and Participation.
                  _____________________________

      (a)   Eligibility and Participation.
            _____________________________   Each Employee on the Effective
Date shall become a Participant as of that date. Each other Employee shall become eligible to participate as of the entry date specified upon completion of the following requirements: (i) attaining 18 years of age; and (ii) having been employed for a period of 120 calendar days with Oremet.

      After an employee satisfies the eligibility requirements, the employee shall become a participant as of the following entry date: (i) if the eligibility computation period does not overlap two plan years, the employee's date of hire; and (ii) if the eligibility computation period overlaps two (or more) plan years, the first day of the plan year within which the employee completes the eligibility requirements.

      (b)   Rehired Employee.
            ________________   A former Participant who is re-employed by
Oremet as an Employee shall become a Participant as of the date of his re-employment.

___________________________________________________________________________

PAGE 11 - OREGON METALLURGICAL CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN

      (c)   Termination of Participation.
            ____________________________   Participation in the Plan shall
continue until such participation terminates following the complete distribution of a Participant's Accounts, as provided in Section 13. A Participant will be eligible for an allocation of Plan Contributions in any Plan Year in which he has Earned Plan Compensation.


      Section 4.  Plan Contributions.
                  __________________

      (a)   Contributions.
            _____________   Plan Contributions shall be made by Oremet to the
Trustee for each Plan Year in cash, by forgiveness of indebtedness, or in Oremet Stock, equal to the sum of the Initial Acquisition Loan
Contribution, the Profit Sharing Plan Contribution, and the Discretionary Plan Contribution as follows:

            (1)   Initial Acquisition Loan Contributions
                  ______________________________________ - For each Plan Year in which there is an outstanding principal balance on the Initial Acquisition Loan, Oremet shall make an Initial Acquisition Loan Contribution in an amount equal to the sum of the interest accrued on the Initial Acquisition Loan, as of the end of the Plan Year, plus the amount specified in
                  Section 4(a)(1)(A), or in Plan Years ending after December 31, 1987, the amount specified in Section 4(a)(1)(B), if less than the amount specified in Section 4(a)(1)(A).

                  (A) For the Plan Year ending on December 31, 1987, one-eighty-fourth of the principal amount of the Initial Acquisition Loan; for Plan Years ending after December 31, 1987 but on or before December 31, 1993, one-seventh of the principal amount of the initial Acquisition Loan; and for the Plan Year ending on December 31, 1994, eleven-eighty-fourths of the principal amount of the Initial Acquisition Loan. Notwithstanding the foregoing, the amount to

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                        be contributed under this Section 4(a)(1)(A) shall be
                        increased by the difference between (x) the sum of the amount by which each Initial Acquisition Loan Contribution for each preceding Plan Year was less than the amount to be contributed with respect to that Plan Year under the preceding sentence of this Section 4(a)(1)(A) and (y) the sum of the amount by which each Initial Acquisition Loan Contribution in each preceding Plan Year exceeded (by reason of an increase under this sentence) the amount to be contributed under the preceding sentence of this Section 4(a)(1)(A).

                        or

                  (B) Twenty-five percent of the aggregate Compensation paid to all Participants with respect to such Plan Year;

            (2)   Other Acquisition Loans (if any)
                  ________________________________ - "Reserved"

            (3)   Profit Sharing Plan Contributions
                  _________________________________ - Subject to Section
                  4(a)(3), Oremet shall make Profit Sharing Plan Contributions as follows:

                  (A) If Oremet's Cash Flow From Operations exceeds $7,500,000 during Plan Years beginning on January 1, of 1988, 1989, or 1990, Oremet shall contribute cash or Oremet Stock with a fair market value equal to the sum of (x) 15% of the amount by which Oremet's Cash Flow From Operations is in excess of $7,500,000 but less than $8,500,000; plus (y) 20% of the amount by which Oremet's Cash Flow from Operations exceeds $8,500,000.

                  (B) If Oremet's Cash Flow From Operations exceeds $8,500,000 in any Plan Year beginning on or after January 1 of 1991, and in which an

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                        Initial Acquisition Loan Contribution is made, Oremet
                        shall contribute cash or Oremet Stock with a fair market value equal to the sum of (x) 15% of the amount by which Oremet's Cash Flow from Operations is in excess of $8,500,000 but less than $9,500,000, plus (y) 20% of the amount by which Oremet's Cash Flow From Operations exceeds $9,500,000;

            (4)   Limitation on Profit Sharing Contributions.
                  __________________________________________   Profit Sharing
                  Contributions shall be limited in accordance with Section 6(d) of this Plan.

            (5)   Discretionary Plan Contributions.
                  ________________________________   Such additional amounts
                  as may be determined by Oremet's Board of Directors.

      (b)   Due Dates.
            _________   Plan Contributions under the Plan for each Plan Year
shall be paid to the Trustee by the Anniversary Date of the Plan Year for which the Plan Contributions are made or as soon as practicable thereafter, but not later than the due date for filing Oremet's federal income tax return for that Plan Year, including any extensions on such due date; provided, however, that any Acquisition Loan Contributions shall be made at such times as to enable the Plan to meet its repayment obligations under the documents governing the Acquisition Loan.

      (c)   Initial Contribution.
            ____________________   As of the Effective Date, Oremet shall
make an initial contribution of Oremet Stock to the Trustee with respect to the first Plan Year equal to the number of Employees who are Participants on the Effective Date.

      (d)   Mistake of Fact.
            _______________   In the event that Plan Contributions are paid
to the Trustee by reason of a mistake of fact as determined by the Plan Administrator, such Plan Contributions shall be returned to Oremet by the Trustee (upon Oremet's request) within one year after the payment to the Trustee. Earnings attributable to amounts to be returned to Oremet shall not be returned, and losses shall reduce the amount to be so returned.

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      (e)   Employee Contributions.
            ______________________   No Participant shall be required or
permitted to make contributions to the Trust.


      Section 5.  Investment of Trust Assets.
                  __________________________

      (a)   Exclusive Benefit Reversion.
            ___________________________   The Trust Assets shall be held for
the exclusive benefit of Participants and their Beneficiaries, and shall be used solely to pay benefits to such persons. The Trust Assets shall not revert to the benefit of Oremet, except as provided in Sections 4(a)(2) and 4(d).

      (b)   Investment.
            __________   Trust Assets under the Plan shall be invested
primarily in shares of Oremet Stock, as provided in the Trust Agreement and
Section 1, and, as authorized by Treas. Reg. <SUBSECTION> 54.4975-11(b), the Trustee may also invest a portion of the Trust Assets in other investments described in Paragraph C of the Trust Agreement, or Trust Assets may be held in cash in accordance with Paragraph C of the Trust Agreement. All purchases or sales of Oremet Stock shall be made by the Trustee only as directed by the ESOP Administrators, and all purchases of shares of Oremet Stock in a transaction involving a party in interest as defined in Section 3(14) of ERISA shall be made at a price determined by the ESOP Administrators which does not exceed adequate consideration (as defined in Section 3(18) of ERISA). The ESOP Administrators may direct the Trustee to invest and hold up to 100% of the Trust Assets in Oremet Stock.

      (c)   Acquisition Loans.
            _________________   The Acquisition Loans shall be for a specific
term; shall, if required to bear interest, bear a reasonable rate of interest (as determined by the ESOP Administrators); and shall not be payable on demand. No event shall constitute a default by the Trust under any Acquisition Loan from Oremet, except the failure of the Trust to use
Plan Contributions made under Section 4(a)(1) or 4(a)(3) to satisfy the obligations of the Trust. With

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respect to any Acquisition Loan from a party in interest as defined in
Section 3(14) of ERISA other than Oremet, a default shall occur only upon the failure of the Trust to make a payment when due under the terms of such Acquisition Loan. A default under an Acquisition Loan from a party in interest as defined in Section 3(14) of ERISA shall be only with respect to such past due payment and shall entitle any person having a right to payment under the Acquisition Loan only to a transfer of Trust Assets the value of which is no greater than the amount in default.

      All assets acquired with the proceeds of an Acquisition Loan shall be held in a suspense account and shall be released as of the Anniversary Date based on the ratio the principal payments made on the respective Acquisition Loan with respect to the Plan Year bear to the original principal amount of the respective Acquisition Loan. Such Financed Shares are to be allocated to Participants' Oremet Stock Accounts as provided in
Section 6. An Acquisition Loan may be secured by a pledge of the Financed Shares acquired with the proceeds of such Acquisition Loan (or acquired with the proceeds of a prior Acquisition Loan that is being refinanced).
No other Trust Assets may be pledged as collateral for an Acquisition Loan, and no lender shall have recourse against Trust Assets other than against any Financed Shares remaining subject to pledge and any Plan Contributions made to the Trust to enable the Trust to meet its obligations under the Acquisition Loan. Financed Shares shall be released from the pledge in the same proportion and to the same extent as such Financed Shares are released from the Loan Suspense Account in accordance with Section 6. Repayments of principal and interest (if any) on any Acquisition Loan shall be made by the Trustee only from Plan Contributions paid in cash to enable the Trustee to repay such Acquisition Loan, from earnings attributable to such cash Plan Contributions, or through the forgiveness of indebtedness.

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      (d)   Loans to Participants.
            _____________________

            (1) The ESOP Administrators shall direct the Trustee to make a loan or loans to Participants from the Directed Investment Accounts when applied for pursuant to the terms of this Section. Such loan or loans shall be in an amount or amounts which does not in the aggregate exceed the amount set forth in Subsection (d)(2) below. Loans shall be made on the written application of the Participant and on such terms and conditions as are set forth in this Section. In making such loans, the ESOP Administrators shall pursue uniform policies and shall not discriminate in favor of or against any Participant or group of Participants.

            (2)   Maximum Loan Amount.
                  ___________________

                  (A) In no event shall any loan made pursuant to this Section be in an amount which shall cause the outstanding aggregate balance of all loans made under this Plan to a Participant to exceed the lesser of:

                        - $50,000, reduced by the excess (if any) of (x) the highest outstanding balance of loans from the Plan to the Participant during the one-year period ending on the day before the date on which the loan is made, in excess of (y) the outstanding balance of loans from the Plan to the Participant on the date on which the loan is made; or

                        - one-half the total vested portion of the balance in such Participant's Account (Stock, Cash and Directed Investment).

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                  (B)   Notwithstanding any of the preceding provisions of this
                        Subsection (d), in no event shall any loan made under this Section exceed 100% of the vested portion of the Participant's Directed Investment Account, and no loan shall be made in an amount less than $1,000.

                  (C) For purposes of this Section the balance of an Account in this Plan shall be determined as of the last available quarterly valuation of such Accounts made within the twelve (12) month period preceding the date on which an application for a loan under this Section is made, adjusted for distributions or contributions made after the date of such valuation but not for earnings, gains or losses subsequent to the date of such valuation.

            (3)   Repayment of Loans.
                  __________________   The principal and interest of each loan
                  made under this Section shall be payable no less than quarterly and shall mature and be payable in full within five years from the date such loan is made, except that a loan to a Participant used to acquire any dwelling unit that within a reasonable time after the loan is made is to be used (determined at the time the loan is made) as the principal residence of the Participant shall mature and be payable in full within 15 years from the date such loan is made or such longer period that the ESOP Administrators deems reasonable in accordance with any regulations or other interpretive authority issued by the Internal Revenue Service or the Department of Labor.

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            (4)   Terms.
                  _____

                  (A) Loans to Participants shall be awarded on the basis of creditworthiness and made according to the following terms:

                        - the security for such loans shall be the vested portion of the Participant's Directed Investment Account to the extent of the amount loaned;

                        - interest shall be charged on the loans at the rate charged for passbook account secured loans by the Federal Metals Credit Union of Albany, Oregon, except that loans used by the Participant to acquire a personal residence shall bear the same rate charged for comparable loans by the Federal Metals Credit Union;

                        - any processing charge required by the Trustee shall be paid by the Participant;

                        - the loans shall be evidenced by such forms of obligations, and shall be made upon such additional terms as to default, prepayment, security and otherwise, including such forms of application, as the ESOP Administrators shall determine, and all such forms shall be incorporated herein by reference;

                        - written requests shall be received no later than the last business day of the quarter preceding the quarter for which the loan is to be made, and loans will be made as soon as the funds are readily available; and

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                        -     all payments of interest and principal shall be
                              allocated to the Directed Investment Account of the Participant to whom the loan was made and such payments (which shall not be made less frequently than quarterly) shall be sufficient to amortize the principal and interest payable pursuant to the loan during the term thereof on a substantially level basis.

                  (B) The entire unpaid balance of any loan made under this Subsection (d) and all interest due thereon, including all arrearage thereon, shall, at the option of the ESOP Administrators, immediately become due and payable without further notice or demand, upon the occurrence, with respect to the borrowing Participant, of any of the following events of default:

                        - Any payment of principal and accrued interest on the loan remains due and unpaid for a period of ten (10) days after the same becomes due and payable under the terms of the loan;

                        - the commencement of a proceeding in bankruptcy, receivership or insolvency by or against the borrowing Participant;

                        - the termination of the employment of the borrowing Participant with the Company for any reason; or

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                        -     the borrowing Participant attempts to make an
                              assignment, for the benefit of creditors, of the Participant's Account under the Plan or of any other security for the loan.

                        Any payments of principal and interest of the loan not paid when due shall bear interest thereafter, to the extent permitted by law, at the rate specified by the terms of the loan. The payment and acceptance of any sum or sums at any time on account of the loan after an event of default, or any failure to act to enforce the rights granted hereunder upon an event of default, shall not be a waiver of the right of acceleration set forth in this Subsection (d).

                  (C) If an event of default and an acceleration of the unpaid balance of the loan and interest due thereon shall occur, the ESOP Administrators shall have the right to direct the Trustee to pursue any remedies available to a creditor at law or under the terms of the loan, including the right to execute on the security for the loan, and to apply any amounts credited to the Directed Investment Account of the borrowing Participant at the time of execution or at any time thereafter in satisfaction of the unpaid balance of the loan and interest due thereon. Notwithstanding the preceding provisions of this paragraph, the ESOP Administrators shall have no right to direct the Trustee to execute on any amounts credited to the Directed Investment Account of the borrowing Participant if such amounts have not been allocated to a Participant's Account for at least two years, including any period during which the amounts

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                        were allocated to an Account of the Participant other
                        than the Participant's Directed Investment Account; provided, however, that nothing herein shall preclude the ESOP Administrators from executing on any amounts credited to the account of the borrowing Participant after such time period has expired.

                  (D) Each such loan shall be a first lien against the Directed Investment Account of the borrowing Participant. If (x) any portion of the loan is outstanding and (y) an event occurs pursuant to which the Participant, his or her estate, or his or her Beneficiaries may receive a distribution from the Participant's Directed Investment Account under the provisions of the Plan, then the Participant, or the Participant's Beneficiaries, shall pay to the Trustee by offset an amount equal to the portion of the loan or loans then outstanding, including all accrued interest thereon, and the Participant shall then receive the full amount of the balance of the distribution under the provisions of the Plan to which the Participant is otherwise entitled. No distribution from a Directed Investment Account shall be made to a Participant, the Participant's estate, or a Participant's Beneficiaries in an amount greater than the excess of the portion of the Participant's Directed Investment Account otherwise distributable over the aggregate of the amounts owing with respect to such loan or loans plus interest, if any, thereon, taking into consideration any portion of the loan or loans previously paid by the Participant pursuant to the provisions of this Subsection (D).

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      Section 6.  Allocations to Participants' Accounts.
                  _____________________________________

      (a)   Accounts.
            ________   Separate Accounts shall be maintained to reflect the
interest of each Participant under the Plan.

            (1)   Stock Account.
                  _____________   The Oremet Stock Account maintained for each
                  Participant shall be credited annually with his allocable share of Oremet Stock (in whole shares, rounding as necessary to comply with Section 6(d)) purchased and paid for by the Trustee or contributed in kind. Financed Shares shall initially be credited to the Loan Suspense Account and, except as provided in Section 6(d), shall be allocated once per year as of each Anniversary Date to the Oremet Stock Accounts of Participants eligible to receive an allocation of shares pursuant to Section 3(c) to the extent that Financed Shares are released from the Loan Suspense Account. The number of Financed Shares to be released from the Loan Suspense Account for allocation to Participants' Oremet Stock Accounts for each Plan Year shall be based upon the ratio that the payments of principal on the related Acquisition Loan for that Plan Year bear to the original principal amount on the related Acquisition Loan.

            (2)   Cash Account.
                  ____________   The Cash Account maintained for each
                  Participant shall be credited (or debited) annually with his share of any net income (or loss) of the Trust, including any cash dividends declared on shares of Oremet Stock and the Participant's share of Plan Contributions made in cash. It shall be debited for its proportionate share of any cash payments made under the Plan for the purchase of shares of Oremet Stock or for the repayment of principal on any Initial Acquisition Loan.

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            (3)   Directed Investment Account.
                  ___________________________   The Directed Investment
                  Account shall be established for each Participant who has sold stock under Plan Section 9(a) or has directed the sale of any portion of the Participant's Account under Plan
                  Section 12(c). Proceeds from such sale shall be held in one or more collective investment funds maintained by the Trustee, or other fiduciary of this Plan or Trust, exclusively for investment of assets held in qualified trusts in accordance with Section C of the Trust Agreement, or as funds held for borrowing by Participants as allowed by Plan Section 5(d) and as directed by the Participant in writing. If the Participant shall fail to give such direction, the ESOP Administrators shall designate one such investment fund to hold such proceeds. The ESOP Administrators shall establish a procedure, to be applied in a uniform, nondiscriminatory manner, setting forth permissible investment options as made available by the Trustee, how often changes between investments may be made, and any other limitations that the Administrators shall impose on a Participant's right to direct investments.

                        In no event shall Plan contributions be allocated
                  directly to a Participant's Directed Investment Account: such Account is to serve solely as a repository for intraplan transfers from the Participant's Stock Account.

            (4)   Allocations.
                  ___________   The allocations to Participants' Stock and
                  Cash Accounts for each Plan Year shall be made as described in the following Subsections of this Section 6.

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      (b)   Plan Contributions.
            __________________   All Plan Contributions under Section 4 and
forfeitures incurred under Section 7(b) with respect to each Plan Year shall be allocated under this Section 6(b) as of the Anniversary Date of such Plan Year to Stock Accounts and Cash Accounts (as may be required, respectively) of Participants entitled to allocations under Section 3(c).

            (i) Plan Contributions and forfeitures with respect to the Plan Year ending on December 31, 1987 shall be allocated to the Accounts of each Participant in the ratio that the Adjusted Plan Compensation paid to each such Participant from the Effective Date to and including December 31, 1987 bears to the aggregate Adjusted Plan Compensation paid to all such Participants from the Effective Date to and including December 31, 1987.

            (ii) Plan Contributions and forfeitures with respect to any Plan Year (other than the Plan Year which ends on December 31,
                  1987) in which Oremet makes an Initial Acquisition Loan Plan Contribution shall be allocated to the Accounts of each Participant in the ratio that the Adjusted Plan Compensation paid to each such Participant for the respective Plan Year bears to the aggregate Adjusted Plan Compensation paid to all Participants for that Plan Year.

          (iii) Plan Contributions and forfeitures with respect to any Plan Year in which Oremet does not make an Initial Acquisition Loan Plan Contribution shall be allocated to the Accounts of each Participant in the ratio that the Plan Compensation paid to each such Participant for the respective Plan Year bears to the aggregate Plan Compensation paid to all Participants for that Plan Year.

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      (c)   Initial Contribution.
            ____________________   The Initial Contribution shall be
allocated among Participants' Accounts so that one share of Oremet Stock is allocated to the Stock Account of each Employee who is a Participant as of the Effective Date.

      (d)   Allocation and Contribution Limitations.
            _______________________________________   Plan contributions with
respect to any Plan Year shall be determined under Section 4(a). Notwithstanding Section 4(a) or anything else in this Plan to the contrary, Plan Contributions shall not be made to the extent amounts cannot be allocated to any Participant's Account by reason of the limitations in this
Section 6(d) or are in excess of the amounts that may be deducted under
Section 404.

            (1) The total amount of Plan Contributions (plus in the first Plan Year, the Initial Contribution) allocated to the Accounts of any Participant for each Plan Year may not exceed the lesser of:

                  (i)   Twenty-five percent (25%) of his Compensation; or

                  (ii) The dollar amount described in (A) Section 415(c)(1)(A) of the Code or (B) in Section 415(c)(6)(A) of the Code, whichever is applicable.

                  In the event Plan Contributions under Section 4 (including in the first Plan Year, the Initial Contribution) with respect to a Plan Year would exceed the limitations described in this Section 6(d)(1), such Plan Contributions shall be reduced, first by reducing the amount described in
                  Section 4(a)(5) above, second by reducing the amount described in Section 4(a)(3) above and third by reducing the amount described in Sections 4(a)(1) or 4(a)(2) above to the extent necessary. The portion reduced shall not be contributed with respect to that Plan Year or subsequent Plan Years.

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            (2)   In addition, for any Participant who is covered under
                  another employee-defined benefit plan sponsored by Oremet or any member of Oremet's controlled group (as defined in Sections 414(b) and (c) of the Code), Plan Contributions may not be allocated to his Accounts under this Plan in amounts which would cause the sum of the defined benefit plan fraction and the defined contribution plan fraction to exceed 1.0 for any Plan Year. For this purpose, the terms "defined benefit plan fraction" and "defined contribution plan fraction" shall be determined in accordance with
                  Section 415(e) of the Code. If these limitations would be exceeded as to any Participant, Plan Contributions shall be reduced in the manner and order set forth in Section 6(d)(1) so that it does not exceed the maximum amount permitted.
                  The portion reduced shall not be made with respect to that Plan Year or subsequent Plan Years.

            (3) If no more than one-third of the Plan Contributions for a Limitation Year that are deductible as principal or interest payments on an Acquisition Loan, pursuant to the provisions of Section 404(a)(9) of the Code, are allocated to Highly Compensated Employees, then the following shall not be included as Plan Contributions for purposes of this Section 6(d).

                  (i) Forfeitures of Company Stock if the Company Stock was acquired with the proceeds of a Loan, or

                  (ii) Company Contributions that are deductible as interest payments on a Loan under Section 404(a)(9)(B) of the Code and charged against a Participant's Account.

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            (4)   If as a result of the allocation of forfeitures, a
                  reasonable error in estimating a Participant's annual Compensation, or under other facts and circumstances which the Commissioner of the Internal Revenue Service finds justifies the application of the rules set forth in this subsection, the Annual Additions (as defined in Code
                  <SUBSECTION> 415(c)(2)) for a particular Participant would cause the limitations of Code Section 415 for the Limitation Year (the Plan Year) to be exceeded, the excess amounts shall not be deemed annual additions in that Limitation Year, but shall be treated as follows. The excess amounts in the Participant's Account shall be held unallocated in the Loan Suspense Account for the Limitation Year and allocated and reallocated in the next Limitation Year to all the Participants in the Plan. The excess amounts must be used to reduce Oremet contributions for the next Limitation Year (and succeeding Limitation Years, as necessary) for all of the Participants in the Plan.

      (e)   Net Income (or Loss) of the Trust.
            _________________________________   The net income (or loss) of
the Trust for each Plan Year will be determined as of the Anniversary Date. Each Employee's share of the Trust's net income or loss (other than dividends allocated in accordance with Section 6(f) or earnings or losses allocated to a Directed Investment Account) (the "Pooled Earnings") will be allocated to his Cash Account in the ratio which the total balances of his Stock and Cash Accounts under the Plan on the preceding Anniversary Date (reduced by the amount of any distribution of Capital Accumulation from such Stock and Cash Account during the Plan Year) bears to the total of such Stock and Cash Account balances for all Employees as of that date.
The Directed Investment Account shall not share in Pooled Earnings of the Trust, but it shall be charged or credited as appropriate with the net earnings, gains, losses and expenses as well as any appreciation or

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depreciation in market value during each Plan Year that is attributable to such earmarked Directed Investment Account. The net income (or loss) of the Trust includes the increase (or decrease) in the fair market value of Trust Assets (other than shares of Oremet Stock and assets in the Directed Investment Accounts), interest income, dividends and other income and gains (or losses) attributable to Trust Assets (other than any dividends on shares of Oremet Stock and any gain or loss attributable to assets held in the Directed Investment Accounts) since the preceding Anniversary Date, reduced by any expense charged to the Trust Assets (other than expenses attributable to the Directed Investment Accounts). The computation of net income (or loss) of the Trust shall not take into account any interest paid by the Trust on an Acquisition Loan.

      (f)   Allocation of Dividends.
            _______________________   Any cash dividends received on shares
of Oremet Stock allocated to Participants' Oremet Stock Accounts as of the record date of the dividends shall be allocated to respective Cash Accounts of the Participants and distributed in accordance with Section 12(a). Any cash dividends received on unallocated shares of Oremet Stock shall be allocated to the Cash Accounts of Participants who have Earned Plan Compensation in the Plan Year to which the dividend relates in the ratio, as of the day with respect to which the dividend was declared, that each such Participant's Stock Account bears to the total number of shares of Oremet Stock allocated to all such Participants' Stock Accounts. Any stock dividends received on allocated shares of Oremet Stock shall be credited to the Stock Accounts to which such Oremet Stock was allocated. Any stock dividends received on unallocated shares of Oremet Stock shall be credited to the Suspense Account until such time as the stock on which the dividend was declared is released from the Suspense Account for allocation.

      (g)   Accounting for Allocations.
            __________________________   The ESOP Administrators shall
establish accounting procedures for the purpose of making the allocations to Participants' Accounts provided for in this Section 6. The ESOP Administrators shall maintain adequate records of the cost basis of

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shares of Oremet Stock allocated to each Participant's Oremet Stock
Account. The ESOP Administrators shall also keep separate records of Financed Shares and of Plan Contributions (and of any earnings thereon) made for the purpose of enabling the Trust to repay any Acquisition Loans. From time to time, the ESOP Administrators may modify its accounting procedures for the purposes of achieving equitable and nondiscriminatory allocations among the Accounts of Participants, in accordance with the provisions of this Section 6 and the applicable requirements of the Code and ERISA.


      Section 7.  Vesting of Participants' Accounts.
                  _________________________________

      (a)   Current Employees.
            _________________    All Employees who are eligible to become
Participants on the Effective Date shall be 100% vested in their Accounts at all times.

      (b)   Vesting Schedule.
            ________________   All Employees who are not eligible to become
Participants on the Effective Day shall be 100% vested upon the first to occur of the Participant's attainment of age 65, the completion of twelve months of active service, or the completion of two Years of Service. If, prior to the time a Participant becomes vested in his Accounts upon the occurrence of any of the events mentioned in the preceding sentence, a Participant terminates his employment with Oremet, his Accounts shall be forfeited and reallocated in accordance with Section 6(b). For the purposes of this Section 7(b), twelve months of active service means 260 days for which an Employee is paid Earned Plan Compensation.

      For the purposes of this Section 7, an Employee with recall rights under the Labor Agreement shall not be considered to have terminated employment with Oremet until such time as the Employee's recall rights under the Labor Agreement have expired, or such Employee voluntarily terminates such rights, and an Employee not subject to the Labor Agreement shall be deemed to have not terminated service (unless such Participant submits an application for a

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distribution of his Capital Accumulation under Section 13) for the purposes of this Section 7, if rehired during an equivalent period of time.

      (c)   5-Year Break in Service.
            _______________________   In the case of a Participant who incurs
consecutive one-year Breaks in Service prior to becoming vested under this
Section 7 and later becomes an Employee, Years of Service prior to the Break in Service shall be taken into account for the purposes of this
Section 7 unless the number of consecutive one-year Breaks in Service equals or exceeds the greater of (i) five or (ii) the aggregate number of Years of Service before the Break in Service. Accounts forfeited under
Section 7(b) shall be restored out of other forfeitures should the Participant return to Service before incurring a Break in Service.


      Section 8.  Expenses of the Plan and Trust.
                  ______________________________

      All expenses of administering the Plan and Trust shall be charged to and paid by Oremet. Payment of expenses by Oremet shall not be deemed to be Plan Contributions.



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      Section 9. Rights with Respect to Voting and Other Stock Dispositions.
                 __________________________________________________________

      The voting, tendering, sale or other disposition of Oremet Stock held in the Trust (except in connection with a distribution) shall be governed by this Section 9.

      (a)   Participant Directions.
            ______________________

            (i) Each Participant or Beneficiary shall have the right, with respect to Oremet Stock allocated to any of his Accounts, and, separately, shares allocated to accounts for which the Trustee has not received timely voting instructions and, if applicable, unallocated shares, ("Non-Directed Shares"), to direct the Trustee as to the manner in which (x) to vote such Oremet Stock in any matter put to a shareholder vote; and (y) to respond to a tender or exchange offer or any other offer to dispose of stock held in the Trust. As to Non-Directed Shares, the Trustee shall vote, tender, exchange, sell or dispose of the Oremet Stock based on the following formula: Total number of Non-Directed Shares multiplied by a fraction, the numerator of which is the number of Shares credited to the voting Participant's Account and the denominator of which is the total number of Shares credited to the Accounts of all Participants who have provided timely directions to the Trustee.

            (ii) With respect to shares of Company Stock allocated to the account of a deceased Participant such Participant's Beneficiary, as Named Fiduciary, shall be entitled to direct the voting of shares of Oremet Stock as if such Beneficiary were the Participant.

            (iii) In the event a tender offer shall be received by the Trustee and instructions shall be solicited from Participants pursuant to this Section 9(b) regarding such offer, and prior to termination of such offer, another offer is received by the Trustee for the

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      securities subject to the first offer, the Trustee shall use its best efforts under the circumstances to solicit instructions from the Participants to the Trustee (x) with respect to securities tendered for sale, exchange or transfer pursuant to the first offer, whether to withdraw such tender, if possible, and, if withdrawn, whether to tender any securities so withdrawn for sale, exchange or transfer pursuant to the second offer and (y) with respect to securities not tendered for sale, exchange or transfer pursuant to the first offer, whether to tender or not to tender such securities for sale, exchange or transfer pursuant to the second offer. The Trustee shall follow all such instructions received in a timely manner from Participants in the same manner and in the same proportion as provided in Section 9
      (b) (i). With respect to any further offer for any Oremet Stock received by the Trustee and subject to any earlier offer (including successive offers from one or more existing offerors), the Trustee shall act in the same manner as described above.

            (iv) A participant's instructions to the Trustee to tender or exchange shares of Oremet Stock will not be deemed a withdrawal or suspension from the Plan or a forfeiture of any portion of the Participant's interest in the Plan. Funds received in exchange for tendered shares will be credited to the account of the Participant whose shares were tendered and will be used by the Trustee to purchase Oremet Stock, as soon as practicable. In the interim, the Trustee will invest such funds in short-term investments permitted under the Plan, and in the same manner in which forfeited amounts are invested.

            (v) In the event Oremet initiates a tender or exchange offer, the Trustee may, in its sole discretion, enter into an agreement with Oremet not to tender or exchange any

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      shares of Oremet in such offer, in which event the foregoing pro-
      visions of this Section 9 shall have no effect with respect to such offer, and the Trustee shall not tender or exchange any shares of Oremet Stock in such offer.

      (b)   Information.
            ___________   On any matter in which a Participant (or
Beneficiary) is entitled to direct the Trustee under this Section 9, the Trustee shall solicit such directions by distributing to each Participant and Beneficiary to whose Account Oremet Stock has been allocated, such information as shall be distributed to shareholders of Oremet generally in connection with a shareholder vote, tender, exchange or other offer, together with any additional information the Trustee deems appropriate in order for each Participant (or Beneficiary) to give proper directions to the Trustee. The directions received from any Participant (or Beneficiary) shall be held in confidence by the Trustee, and shall not be individually divulged or released to any person, including officers or employees of Oremet or the Union. Any costs incurred in connection with obtaining directions shall be treated as expenses of the Plan for the purposes of
Section 8.


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      Section 10. Disclosure to Participants.
                  __________________________

      (a)   Summary Plan Description.
            ________________________   The ESOP Administrators shall furnish
each Participant with the summary plan description of the Plan, as required by Sections 102(a)(1) and 104(b)(1) of ERISA or the regulations thereunder. Such summary plan description shall be updated from time to time as required under ERISA and Department of Labor regulations thereunder.

      (b)   Summary Annual Report.
            _____________________   Within 210 days after each Anniversary
Date, or such later date as is permitted under ERISA and the regulations thereunder, the ESOP Administrators shall furnish each Participant with the summary annual report of the Plan required by Section 104(b)(3) of ERISA, in the form prescribed in regulations of the Department of Labor.

      (c)   Annual Statement.
            ________________   As soon as practicable after each Anniversary
Date, the ESOP Administrators shall furnish each Participant with a statement reflecting the following information:

            (i) The balance (if any) in his Accounts as of the beginning of the Plan Year.

            (ii) The amounts of Plan Contributions (including the Initial Contribution), forfeitures, dividends and net income (or loss) allocated to his Accounts for the Plan Year.

          (iii) The new balance in his Accounts as of that Anniversary Date, including the number of shares of Oremet Stock allocated and the present fair market value of Oremet Stock.

            (iv) Distribution Allowances, if any, and the date on which each such Distribution Allowance will be eligible for withdrawal.

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      (d)   Additional Disclosure.
            _____________________   The ESOP Administrators shall make
available for examination by any Participant copies of the Plan, the Trust Agreement and the latest annual report of the Plan filed (on Form 5500) with the Internal Revenue Service. Upon written request of any Participant, the ESOP Administrators shall furnish copies of such documents, and may make a reasonable charge to cover the cost of furnishing such copies, as provided in regulations of the Department of Labor.

      (e)   Rollover Statement.
            __________________   Within 60 days after making a distribution
under the Plan, the ESOP Administrators shall provide the recipient of such distribution with a statement advising him as to whether the distribution qualifies as a lump sum distribution or may be rolled over to another qualified plan.


      Section 11. Capital Accumulation.
                  ____________________

      A Participant's vested (nonforfeitable) interest under the Plan is called his Capital Accumulation. His Capital Accumulation will be distributed as provided in Sections 12, 13 and 14.


      Section 12. In-Service Distributions.
                  ________________________

      (a)   Dividends.
            _________   Any cash dividends received by the Trust on shares of
Oremet Stock shall be allocated to Participants' Cash Accounts in accordance with Section 6(f) and shall be paid as soon as possible (but not later than the time permitted under Section 404(k) of the Code) in cash to such Participants; provided, however,
                   ________ _______ that the ESOP Administrators may direct Oremet to pay dividends directly to the Participants entitled to such a distribution.

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      (b)   Withdrawal of Distribution Allowance.
            ____________________________________   Two (2) years after the
release of Common Stock from the Loan Suspense Account as measured from each Anniversary Date (except that the actual date of allocation shall commence the two-year holding period with respect to Profit Sharing or Discretionary Plan Contributions) pursuant to Section 6 and quarterly thereafter, a Participant currently employed by Oremet may request a withdrawal of the lesser of (a) 100% of the Oremet Common Stock allocated to his Stock Account for at least two years; or (b) the total Distribution Allowances allocated to his Stock Account. A Participant's total Distribution Allowances shall be accordingly reduced following any withdrawals from the Participant's Stock Account or intraplan transfers to a Participant's Directed Investment Account pursuant to Sections 12(b), 12(c) or 12(d).

      For the purposes of this Section 12(b), as soon as practical after the annual allocation of Plan Contributions is made, a Distribution Allowance shall be designated by the ESOP Administrators with respect to Plan Contributions to be allocated to the Accounts of Participants with respect to that Plan Year. The Distribution Allowance designated with respect to each Participant will be that portion of the Oremet Stock allocated to the Participant's Account with respect to that Plan Year which bears the same ratio to the number of shares allocated to the Participant's Account with respect to the Plan Year that the total Distribution Allowance designated with respect to all Participants with respect to that Plan Year bears to the aggregate number of shares of Oremet Stock allocated to the Accounts of all Participants for that Plan Year. For any Plan Year, the aggregate Distribution Allowance designated for allocations with respect to all Participants for such Plan Year shall equal the number of shares of Oremet Stock, which when added to the total number of shares of Oremet Stock available for distribution to Participants and Beneficiaries at the time the designation is made (including previously declared

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Distribution Allowances and Accounts that may be distributed pursuant to
Sections 12(d) and 13) plus 25% of the Oremet Stock held in the Suspense Account, would, if actually distributed, reduce the total number of shares held by the Plan to not less than 51% of the outstanding Oremet Stock; provided, however, that the Distribution Allowances for Plan Years ending on December 31 of 1987, 1988, 1989, 1990, 1991, 1992, 1993 and 1994 shall not be less than 25% of the shares of Oremet Stock allocated to the Accounts of all Participants for the respective Plan Year.

      Notwithstanding anything in the second paragraph of Section 12(b) to the contrary, Participants will have the option to withdraw from their Oremet Stock Account a Distribution Allowance in an amount, which when added to prior withdrawals, does not exceed 40% of the Oremet Stock allocated to the Participant's Account provided, however, that the cumulative withdrawal cannot exceed the number of allocated shares of Oremet Stock in which the Participant is vested. The limit on withdrawals from the Oremet Stock Account will be increased by an additional 10% effective February 27, 1997, so that the maximum allowable withdrawal limit becomes 50%.

      (c)   Diversification Elections.
            _________________________   Subject to Section 12(e)(4), and this
Subsection (c), in lieu of making a permitted withdrawal under Plan
Section 12(b), and subject to the processing rules of Subsection (e)(3), any Participant may direct the Trustee in writing to convert all or any portion of the Participant's Distribution Allowance with respect to the Participant's Stock Account into the Participant's Directed Investment Account, such requests hereinafter referred to an "Conversion Requests." Conversion Requests shall be made on such form or forms as the ESOP Administrators deem appropriate.

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      With respect to assets held in a Participant's Directed Investment
Account as a result of a Conversion Request a Participant currently employed by Oremet may request a withdrawal of those assets that have been held by the Plan and allocated to the Participant's Account for at least two (2) years. In determining whether assets in a Participant's Directed Investment Account meet the two-year holding requirement, the ESOP Administrators shall include periods of time in which the assets were held in an Account of the Participant other than the Participant's Directed Investment Account. Requests for withdrawals from a Directed Investment Account shall be made on such form or forms as the ESOP Administrators deem appropriate.

      (d)   Special Withdrawal Rules for Participants Who Meet Age and
            __________________________________________________________
Service Requirements.
____________________   In lieu of making a withdrawal under Section 12(b)
or directing the sale of Oremet Common Stock under Section 12(c), any Participant who has attained age 55 and has 10 years of participation under the Plan may elect, under this paragraph, to make a withdrawal from his or her Stock Account or a diversifying intraplan transfer to his or her Directed Investment Account, which Directed Investment Account shall provide for at least three investment options. During the six Plan Year period beginning with the Plan Year in which a Participant has attained age 55 and has 10 years of participation under the Plan (the "Six Plan Year Period"), the Participant shall be entitled to request, within 90 days after the close of each Plan Year in the Six Plan Year Period, a withdrawal from the Participant's Stock Account or a diversifying intraplan transfer to the Participant's Directed Investment Account in the following percentages: (i) up to 25% of the Stock Account Balance at the close of the first Plan Year of the Six Plan Year Period, and 25% of any increases in the Stock Account Balance during the remainder of the Six Plan Year Period; and (ii) with respect to the last Plan Year of the Six Plan Year Period, the preceding limitation shall apply by replacing 25% with 50%. Withdrawals from the Participant's Account

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and diversifying intraplan transfers to the Participant's Directed
Investment Account made pursuant to this Section 12(d) shall be made on such form or forms as the ESOP Administrators deem appropriate. A withdrawal under this Section 12(d) will be paid within 90 days following the 90-day period in which the Participant made his request. The provisions of this Subsection 12(d) are intended to comply with
Section 401(a)(28) of the Code and shall be interpreted in accordance with that Section of the Code and any corresponding Treasury Regulations. Assets in a Participant's Directed Investment Account attributable to diversifying intraplan transfers under this Section 12(d) may be withdrawn
(i) by Participants who are currently employed by Oremet and (ii) to the extent the assets have been held by the Plan and allocated to the Participant's Account for at least two (2) years. In determining whether assets in a Participant's Directed Investment Account meet the two-year holding requirement, the ESOP Administrators shall include periods of time in which the assets were held in an account of the Participant other than the Participant's Directed Investment Account. Requests for withdrawals from a Directed Investment Account shall be made on such form or forms as the ESOP Administrators deem appropriate.

      (e)   Processing and Form of Withdrawals and Conversion Requests.
            __________________________________________________________

            (1) All withdrawals under Section 12(d), and all withdrawals under 12(c) made from the Directed Investment Account, shall be paid in a lump sum.

            (2) Subject to Subparagraph (3) of this Subsection (e), Distribution Allowance withdrawals from the Stock Account under Section 12(b) ("Requested Withdrawals") shall be paid in a lump sum.

            (3) The ESOP Administrators shall designate a maximum number of shares of Oremet Stock (the "Maximum Number") that may be subject to

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                  Requested Withdrawals and Conversion Requests (hereinafter collectively referred to as "Requested Shares") in any quarter, and in the event such requests exceed the Maximum Number, then the Maximum Number will be allocated pro rata to each Participant in the same proportion that a Participant's Requested Shares bears to the total Requested Shares of all Participants. The ESOP Administrators shall designate the Maximum Number prior to the quarter in which the Requested Shares are available. The limitations of this Subsection 12(e)(3) shall not apply to withdrawals and diversifying conversions pursuant to Section 12(d), and the number of shares withdrawn pursuant to Section 12(d) in any quarter shall first be used to reduce the maximum number of Requested Shares under this Subsection 12(e)(3).

            (4) Effective September 1, 1995, or such later date as the revisions to Exchange Act Rule 16b-3 as applied to qualified plans becomes effective, the ESOP Administrators shall establish special rules with respect to Exchange Act Section 16 insiders. Such rules shall establish the requirements of advanced elections or periodic window periods for such insiders to elect an in-service distribution, or a Conversion Request, or intra-plan diversification, in a manner consistent with Exchange Act Rule 16b-3 as finalized. However, in no event shall such rules established by the ESOP Administrators conflict with any provision of Code
                  Section 401.

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      Section 13. Distribution Following Termination of Participation.
                  ___________________________________________________

      (a)   Distribution.
            ____________   A Participant shall be eligible for a distribution
of his Accounts as soon as practicable after the termination of his Service for Oremet on account of death, disability, retirement or any other reason. An application for a distribution may be submitted in the ninety days preceding the date on which he will terminate service or any time thereafter.

      (i) Unless the Participant (or Beneficiary) elects otherwise, distribution of his Capital Accumulation shall commence within 90 days of the later of the filing of an application for a distribution or the date of the Participant's Termination of Service, but in no event later than one year after the close of the Plan Year in which the Participant terminates Service, except that no such distribution shall commence if the Participant is re-employed by Oremet prior to the commencement of the distribution.

      (ii) Notwithstanding the foregoing, unless otherwise elected by a Participant, distribution of his Accounts shall commence not later than sixty (60) days after the Anniversary Date coinciding with or next following the later of (i) his 65th birthday,
            (ii) the tenth (10th) anniversary of the date he commenced participation in the Plan or (iii) the date of his Termination of Service. Distribution to a terminated Participant shall commence automatically at age 65 unless the Participant elects to defer the commencement of the distribution.

    (iii) If a Participant elects to defer the commencement of a distribution, the distribution must commence no later than April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2, except for a Participant who attained age 70 1/2 before January 1, 1988, or attained age 70 1/2

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            in 1988, which Participant will be subject to the transition rules of IRS Notice 89-42.

                  If the distribution of the Participant's Accounts has begun and the Participant dies before the entire Accounts have been distributed, the remaining portion of the Participant's Accounts shall be distributed to the Beneficiary at least as rapidly as under the method of distribution being used as of the date of the Participant's death. If the Participant dies prior to the time the distribution of his Accounts has commenced, his entire
            Accounts shall be distributed to the Beneficiary within five years after the death of such Participant except where the Participant's interest is payable to a Beneficiary over a period not extending beyond the life expectancy of such Beneficiary and such distributions commence not later than one year after the date of the participant's death. If the Beneficiary is the surviving spouse of the Participant, the distribution commencement date may be extended to the date the Participant would have attained age 70 1/2. If the surviving spouse dies prior to the time such distributions commence, the surviving spouse shall be treated as the Participant for purposes of again applying this subsection.

      (iv) If the amount of the Capital Accumulation to which a Participant is entitled cannot be determined by the date on which such distribution should commence, or if the Participant cannot be located, distribution of his Accounts shall commence within sixty
            (60) days after the date on which his Capital Accumulation can be determined or after the date on which the ESOP Administrators locate the Participant; provided, however,
                                    ________  _______  that if the amount of
the Capital Accumulation to

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            which a Participant is entitled cannot be determined because the allocation with respect to the Plan Year in which the Participant terminates Service has not yet been made, a Participant (or Beneficiary) may elect to commence distribution prior to the allocation with respect to that Plan Year is made, with the portion attributable to such allocation to commence within sixty days after the allocation is made.

      (v) Notwithstanding the foregoing, if the Participant's Capital Accumulation does not exceed $3,500, and has never exceeded $3,500, then the Participant's Accounts shall be automatically distributed to the Participant, provided, however, if the Participant's Account balances at the time for any distribution exceed $3,500, then neither such distribution nor any subsequent distributions shall be made to the Participant at any time before his 65th birthday without his written consent.

      (b)   Retained Account.
            ________________   If any part of a Participant's Accounts is
retained in the Trust after his Termination of Service, his Accounts will continue to be treated as provided in Section 6. However, such Accounts will not be credited with any additional Plan Contributions or dividends with respect to unallocated Oremet Stock.

      (c)   Deferred Distribution Withdrawal Right.
            ______________________________________   In the event a
Participant elects to defer distribution of his Capital Accumulation under this Section 13, the Participant will be nevertheless entitled to make elections each year to withdraw all or part of his Capital Accumulation in accordance with Section 12.

      (d)   Eligible Rollover.
            _________________   (i) This subsection 13(d) applies to
distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this subsection, a distributee may elect, at the time

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and in the manner prescribed by the ESOP Administrators, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the distributee in a Direct Rollover.

      (ii) Definitions.

            (A) "Eligible Rollover Distribution" is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: Any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

            (B) "Eligible Retirement Plan" is an individual retirement account described in Section 408(b) of the Code, an individual retirement annuity described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's eligible rollover distribution. However, in the case of an Eligible Rollover Distribution to the Surviving Spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

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            (C)   "Distributee" includes an Employee or former Employee.  In addition, the Employee's or former Employee's Surviving Spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

            (D) "Direct Rollover" is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

      (e)   30-Day Notice.
            _____________   Distribution may commence less than 30 days after
the notice requirement under Section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

            (A) The ESOP Administration clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option); and

            (B) The Participant, after receiving the notice, affirmatively elects a distribution.


      Section 14. How Capital Accumulation Will Be Distributed.
                    ____________________________________________

      (a)   Method.
            ______   Distribution of a Participant's Stock Account will be
made in whole shares of Oremet Stock. Any balance in a Participant's Cash Account or Directed Investment Account as of the date of distribution shall be distributed in cash, unless the Participant elects to receive whole shares of Oremet Stock, in which case the ESOP Administrators shall direct the Trustee to use all or any part of the Participant's Cash and Directed Investment Accounts to

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acquire Oremet Stock and distribute such Stock; provided, however, that with respect to assets in a Participant's Directed Investment Account attributable to intra-plan transfers under Section 12(d) that meet the requirements of Section 401(a)(28) of the Code, the Participant shall not have the right to demand that such assets be distributed in shares of Oremet Stock. At the direction of a Participant, the Trustee shall sell all or part of the Participant's Stock Account and distribute such benefits in cash. Any cost incurred in selling a Participant's Stock Account, or converting the Participant's Directed Investment Account, to cash or Oremet Common Stock (including commissions), shall be charged to the respective Accounts of the Participant.

      (b)   Payment.
            _______   A Participant eligible for a distribution shall receive
a distribution in a lump sum, except that the Participant may elect within a reasonable period of time to receive the distribution in equal annual installments over a period certain to be designated by the Participant, not longer than the joint life expectancies of the Participant and his spouse. All distributions from the Trust will be made by the Trustee as directed by the ESOP Administrators pursuant to the terms of the Plan.

      (c)   Distributee.
            ___________   Distribution shall be made to the Participant if
living, and if not, to his Beneficiary. Except as otherwise provided herein, a Participant's Beneficiary shall be his spouse. A Participant may designate a Beneficiary (and contingent Beneficiaries) other than his spouse upon becoming a Participant (and may change such designation at any time) by filing a written designation with the ESOP Administrators. Such designation (and any changes in designation) will be valid only if:
(i) the spouse to whom the Participant was married for one year preceding the Participant's death has consented in writing to the designation of that Beneficiary; (ii) the consent acknowledges the effect of the designation; and (iii) the consent is witnessed by a notary or Plan representative. Changes in Beneficiaries must be accompanied by

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a spousal consent that meets the requirements stated above.  The ESOP
Administrators or their designee may ask an unmarried Participant (or a Participant who cannot locate his spouse) to provide proof that such Participant is unmarried (or cannot locate his spouse, as the case may be) before accepting a Beneficiary designation.

      (d)   Withholding.
            ___________   The Trustee shall withhold income tax from the
distribution, if required, in accordance with Section 3405 of the Code.


      Section 15. Rights, Restrictions and Options on Oremet Stock.
                    _________________________________________________

      (a)   Put.
            ___   If Oremet Stock is not readily tradable on an established
market (within the meaning of Section 409(h) of the Code) at the date of distribution thereof, any Participant receiving a distribution of shares of Oremet Stock from the Trust shall have the right to require Oremet to purchase such shares of Oremet Stock at any time during the two following periods, at the then fair market value, such fair market value to be determined annually as of the respective Anniversary Date by an independent appraiser. The first period shall be for sixty (60) days beginning on the date of distribution of Oremet Stock to the Participant. The second period shall be for sixty (60) days beginning after written notice to the Participant of the new determination of the fair market value of Oremet Stock in the following Plan Year. Oremet may permit the Trustee to purchase shares of Oremet Stock tendered to Oremet under such right. The payment for shares of Oremet Stock sold pursuant to such right shall be made in a lump sum.

      (b)   Restriction.
            ___________   Except as otherwise provided in this Section 15, no
shares of Oremet Stock may be subject to a put, call or other option, or buy-sell or similar arrangement while held by the Trustee or at the time such shares are distributed by the Trustee. The provisions of this Section 15 shall continue to be applicable to shares of Oremet Stock held or distributed by the

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Trustee even if the Plan ceases to be an employee stock ownership plan under Section 4975(e)(7) of the Code.


      Section 16. No Assignment of Benefits.
                  _________________________

      Except to the extent provided in Section 12, a Participant shall not receive any payment, withdrawal or distribution under the Plan during his Service with Oremet; nor may his interest in the Plan as a Participant, or after his participation has ended, or that of his Beneficiary, be assigned or alienated by voluntary or involuntary assignment except pursuant to a "qualified domestic relations order" as determined in accordance with procedures established by the ESOP Administrators and with Section 414(p) of the Code. Such procedures shall provide for the segregation in a separate account of any amounts to be paid to an alternate payee. Any attempt by a Participant (or Beneficiary) to assign or alienate his interest under the Plan, or any attempt to subject his interest to attachment, execution, garnishment or other legal or equitable process, shall be void.


      Section 17. Administration.
                  ______________

      The Plan will be administered by the ESOP Administrators, a two-person committee comprised at all times of one Employee covered by the Labor Agreement, and one Employee not covered by the Labor Agreement. The ESOP Administrators shall be appointed by the Board of Directors who shall, to the extent consistent with its fiduciary responsibilities, appoint as ESOP Administrators the individuals nominated by the respective employee group. The ESOP Administrators may be replaced (individually or jointly) at any time by the Board of Directors, with the consent of the respective employee group.

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      Each ESOP Administrator shall be paid reasonable compensation by
Oremet for such service, but only to the extent that the Administrator's service on ESOP matters results in overtime (including for the Employee-Administrator not covered by the Labor Agreement, any hours in excess of 40 hours per week payable at a normal hourly overtime rate as if such employee was not exempt from application of Oregon overtime law) or is otherwise not compensable by the Administrator's normal wages paid by Oremet, and verified in a manner acceptable to Oremet. Wages paid for an Administrator's overtime services shall not be regarded as Compensation within the meaning of this ESOP. Oremet shall pay expenses properly and actually incurred by the ESOP Administrators in the performance of their duties.

      The ESOP Administrators shall be named fiduciaries with authority to control and manage the operation and administration of the Plan and Trust.

      Action by the ESOP Administrators will be by unanimous vote at a meeting or by written proxy; provided, however,
                             ________  _______  that in the event that the
ESOP Administrators are unable to reach unanimity on a matter, the matter shall be resolved by an arbitrator, selected by the Board of Directors for this purpose.

      The ESOP Administrators shall meet from time to time. Minutes of each meeting of the ESOP Administrators shall be kept. The ESOP Administrators shall make such rules (including, but not limited to, procedures for determining whether a state court order is a qualified domestic relations order under Section 414(p) of the Code), regulations, computations, interpretations and decisions, as may be necessary to administer the Plan in a nondiscriminatory manner for the exclusive benefit of the Participants (and their Beneficiaries), pursuant to the applicable requirements of the Code and ERISA. The ESOP Administrators shall direct the Trustee with regard to all matters which require such directions under the Plan and the Trust Agreement.

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      The ESOP Administrators shall establish Stock, Cash and Directed
Investment Accounts for each Participant or Beneficiary under the Plan and a Suspense Account for any unallocated Oremet Stock obtained with the proceeds of an Acquisition Loan. The ESOP Administrators shall maintain separate records showing the amount of each contribution by Oremet, the number of shares of Oremet Stock purchased or contributed and the cost basis of such Oremet Stock, forfeitures, and any earnings. Upon receipt of the Initial Contribution or any Plan Contributions, the ESOP Administrators shall allocate such contribution to the Stock or Cash Accounts of each Participant so entitled to an allocation under the Plan. The ESOP Administrators shall maintain records indicating the balance in each account, the Anniversary Date with respect to which an allocation was made to a Participant's Account and each Distribution Allowance (if any) attributable to each Account. Oremet shall provide the ESOP Administrators with whatever records are necessary for the ESOP Administrators to make allocations to Accounts.

      The ESOP Administrators may allocate fiduciary responsibilities between themselves and may designate other persons (including the Trustee, but only with the Trustee's prior written consent) to carry out fiduciary responsibilities (other than investment responsibilities) under the Plan. The ESOP Administrators may delegate to the Trustee, with the Trustee's prior written consent, the responsibility for maintaining records of Accounts, for making allocations to Accounts and for investing the Trust Assets other than Oremet Stock. The ESOP Administrators shall establish a funding policy and procedure for directing the Trustee to acquire shares of Oremet Stock and to otherwise invest the Trust Assets for the benefit of Participants in a manner consistent with the objectives of the Plan and the requirements of ERISA.

      The ESOP Administrators are empowered, on behalf of the Plan and Trust, to employ investment managers (as defined in Section 3(38) of ERISA), accountants, legal counsel (for the

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ESOP Administrators individually or collectively), and other agents to assist it in the performance of its duties under the Plan. The ESOP Administrators may retain an independent party experienced in preparing valuations of securities for the purpose of preparing an annual valuation of Oremet Stock. The compensation and expenses of any investment manager, accountant, legal counsel, valuation expert, agent, or other service provider retained by the ESOP Administrators shall be paid by Oremet.

      Oremet shall secure fidelity bonding for the fiduciaries of the Plan, as required by Section 412 of ERISA. Oremet shall indemnify each ESOP Administrator, and shall indemnify the Trustee to the extent that the Trustee follows directions of the ESOP Administrators, against any personal liability or expense, except such liability or expense as may result from willful misconduct. In addition, the Plan may purchase insurance in accordance with Section 410(b) of ERISA.

      The ESOP Administrators shall be the Plan Administrator under Section 414(g) of the Code and under Section 3(16)(A) of ERISA.


      Section 18. Claims Procedure.
                  ________________

      Distributions and withdrawals of Capital Accumulations under Sections 12, 13 and 14 will only be made upon a Participant's (or Beneficiary's) application for benefits. No Capital Accumulation with a value in excess of $3,500 shall be distributed (under Sections 12, 13, or 14) to a Participant prior to the attainment by the Participant of age 65 or the death of the Participant without the written consent of the Participant.

      A Participant (or Beneficiary) may present a claim to the ESOP Administrators for any unpaid benefits. All questions and claims regarding benefits under the Plan shall be acted upon

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by the ESOP Administrators.  Each Participant (or Beneficiary) who wishes to file a claim for benefits with the ESOP Administrators shall do so in writing, addressed to the ESOP Administrators. If the claim for benefits is wholly or partially denied, the ESOP Administrators shall notify the Participant (or Beneficiary) in writing of such denial of benefits within ninety (90) days after the ESOP Administrators initially received the benefit claim.

      Any notice of a denial of benefits shall advise the Participant (or Beneficiary) of:

      (a)   the specific reason or reasons for the denial;

      (b)   the specific provisions of the Plan on which the denial is based;

      (c) any additional material or information necessary for the Participant (or Beneficiary) to perfect his claim and an explanation of why such material or information is necessary; and

      (d) the steps which the Participant (or Beneficiary) must take to have his claim for benefits reviewed.

      Each Participant (or Beneficiary) whose claim for benefits has been denied shall have the opportunity to file a written request for a full and fair review of his claim by the ESOP Administrators, to review all documents pertinent to his claim and to submit a written statement regarding issues relative to his claim. Such written request for review of his claim must be filed by the Participant (or Beneficiary) within sixty
(60) days after receipt of written notification of the denial of his claim. The ESOP Administrators shall schedule an opportunity for a full and fair hearing of the issue within the next thirty (30) days. The decision of the ESOP Administrators will be made within thirty (30) days thereafter and shall be communicated in writing to the claimant. Such written notice shall set forth the specific reasons and specific Plan provisions on which the ESOP Administrators based its decision.

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      All notices by the ESOP Administrators denying a claim for benefits, and all decisions on requests for a review of the denial of a claim for benefits, shall be written in a manner calculated to be understood by the Participant (or Beneficiary) filing the claim or requesting the review.


      Section 19. No Duties or Rights Except as Provided in Plan.
                  ______________________________________________

      All benefits under the Plan will be paid only from the Trust Assets, and neither Oremet, the Trustee, the ESOP Administrators nor any of its members nor any other person shall have any duty or liability to furnish the Trust with any funds, securities or other assets, except as expressly provided in the Plan.

      The adoption and maintenance of the Plan shall not be deemed to constitute a contract of employment between Oremet and any Employee, or to be in consideration for any employment.


      Section 20. "Top-Heavy" Contingency Provision.
                  _________________________________

      (a)   Application.
            ___________ The provisions of this Section 20 are included in the Plan pursuant to Section 401(a)(10)(B)(ii) of the Code and shall become applicable only if the Plan becomes a "top-heavy plan" under Section 416(g) of the Code for any Plan Year.

      (b)   Top Heavy.
            _________ The Plan shall be "top-heavy" only if the total Account balances of "Key Employees" as of the Determination Date exceed sixty percent (60%) of the total Account balances for all Participants.
For years in which a "Key Employee" is a Participant in the Plan, the determination of whether the Plan is top-heavy will be made on the basis of the Plan's "Required Aggregation Group." In years in which no Key Employee is a Participant in the Plan, the determination may be made on the basis of the Plan's "Permissive Aggregation Group."

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      (c)   Operation.
            _________   For any Plan Year in which the Plan is "top-heavy,"
each Participant who is an Employee on the Anniversary Date (and who is not a "Key Employee") shall receive a minimum allocation of Plan Contributions and forfeitures which is equal to the lesser of:

            (1)   Three percent (3%) of his Top-Heavy Compensation; or

            (2) The same percentage of his Top-Heavy Compensation as the allocation to the "Key Employee" for whom the percentage is the highest for that Plan Year.

      (d)   Two Plans.
            _________   For any Plan Year in which the Plan is "top-heavy,"
each Participant who is not a "Key Employee" but is an Employee on the Anniversary Date and who is also a Participant in a defined benefit plan sponsored by Oremet or a member of its Controlled Group, shall receive a minimum allocation of Plan Contributions and forfeitures equal to five percent (5%) of his Top Heavy Compensation; provided, however,
                                            ________  _______  that if such
Participant is entitled to receive a benefit under such defined benefit plan equal to 2% of such Participant's highest average Top-Heavy Compensation for up to five (5) top-heavy years, then the Participant shall receive a minimum allocation as set forth in Section 20(c) above.

      (e)   Adjustment to Additional Limitation.
            ___________________________________   For any Plan Year in which
the Plan is top-heavy, the additional limitation provided under Section
6(d) for that Plan Year shall be determined by substituting 1.0 for 1.25 in the calculation of the defined benefit fraction and the defined contribution fraction in Section 6.

      (f)   Definitions.
            ___________   For the purposes of Section 20, the following
definitions apply:

            (1) "Top-Heavy Compensation" will mean the average wages (as reported on Form W-2) of the Participant not exceeding two hundred thousand dollars ($200,000), determined using his five (5) highest consecutive years of

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                  Compensation.  For the purpose of the preceding sentence,
                  years beginning after the close of the last Plan Year in which the Plan was a top-heavy plan will be disregarded.

            (2) "Determination Date" means, with respect to the Plan, the last day of the preceding Plan Year for any Plan Year subsequent to the first Plan Year. For the first Plan Year of the Plan, it means the last day of the Plan Year.

            (3) "Key Employee" means an individual (and the Beneficiaries of such individual) who at any time during the Determination Period had Compensation greater than one hundred fifty percent (150%) of the amount in effect under Section 415(c)(1)(A) of the Code (as adjusted after 1985 pursuant to Section 415(d)(1)(B) of the Code) while an officer of a member of the Controlled Group, an owner (or considered an owner under Section 318 of the Code) of one of the ten (10) largest interests in a member of the Controlled Group if such individual's annual Compensation exceeds the dollar limitation under Section 415(c)(1)(A) of the Code (as adjusted after 1985 pursuant to Section 415(d)(1)(B) of the
                  Code), a five percent (5%) owner of a member of the Controlled Group, or a one percent (1%) owner of a member of the Controlled Group who has annual Compensation of more than one hundred fifty thousand dollars ($150,000).

            (4) "Determination Period" means the Plan Year containing the Determination Date and the four (4) preceding Plan Years.

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            (5)   "Controlled Group" has the meaning given in Section 414(c)
                  of the Code and the regulations thereunder.

            (6)   "Non-Key Employee" means any Employee who is not a "Key
                  Employee."

            (7) "Permissive Aggregation Group" means each plan in the Required Aggregation Group and any other qualified plan(s) selected by Oremet and maintained by any member of the Controlled Group if such group of plans would meet the requirements of Sections 401(a)(4) and 410 of the Code.

            (8) "Required Aggregation Group" means (i) each qualified plan of a member of the Controlled Group in which at least one Key Employee participates and (ii) any other qualified plan of a member of the Controlled Group which enables any plan described in (i) to meet the requirements of Section 401(a)(4) or 410 of the Code.

            (9) "Top-Heavy Ratio" means the fraction used to determine if the Plan is top-heavy under Section 20(b). It is a fraction, the numerator of which is the sum of the Key Employees' Account balances under the applicable defined contribution plans and the present value of the Key Employees' accrued benefits under the applicable defined benefit plans, and the denominator of which is the sum of all Participants' Account balances under the applicable defined contribution plans and the present value of all Participants' benefits under the applicable defined benefit plans. Both the numerator and the denominator of this fraction shall be adjusted to include Plan distributions made to Participants in the five (5) year period ending on the Determination Date (including distributions under a terminated plan

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                  which, if it had not been terminated, would have been part of a required aggregation group) and in the case of defined contribution plans any contributions due but unpaid as of the Determination Date. The value of account balances and the present value of accrued benefits will be determined as of the most recent Valuation Date that falls within or ends with the twelve (12)-month period ending on the Determination Date. The Account balances and accrued benefits of an individual who is not a Key Employee but who was a Key Employee in a prior year will be disregarded, and the Account balance of any individual who has not received any compensation from any employer maintaining a plan to which this Section 20 applies (other than benefits under such a plan) at any time during the five (5) years preceding the Determination Date shall be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Section 416 of the Code and the Regulations thereunder. When more than one plan is being considered, the value of account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

            (10) "Valuation Date" means, for the purpose of valuing Account Balances under this Section 20, the Anniversary Date falling in the same year as the Determination Date.

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      Section 21. Future of the Plan.
                  __________________

      The Plan or Trust may be amended by majority vote of the Board of Directors of Oremet; provided, however,
                     ________ _______ that any amendment that would result in major substantive changes to the Plan or Trust may be adopted only upon the approval of two-thirds of the votes cast by Participants, with each Participant entitled to cast the number of votes equal to the number of his Years of Service under the Plan. The ESOP Administrators shall determine whether an amendment is subject to approval by Participants, provided, however, that an amendment solely to comply with the technical requirements of the Code or ERISA or to ensure the initial qualification or continued qualification of the Plan under the Code shall require only the majority vote of the Board of Directors.

      The Plan or the Trust Agreement may be terminated (in whole or in part) or may be amended to provide a complete discontinuance of contributions by majority vote of the Board of Directors with the approval of two-thirds of the votes cast by Participants, with each Participant entitled to cast the number of votes equal to the number of his Years of Service under the Plan.

      Neither amendment nor termination of the Plan shall retroactively reduce the vested rights of Participants nor permit any part of the Trust assets to be diverted or used for any purpose other than for the exclusive benefit of the Participants (and their Beneficiaries). No amendment shall decrease a Participant's protected benefits except as allowed under Code
Section 411(d)(6) and applicable Treasury Regulations issued thereunder.

      If the Plan is terminated (or partially terminated), participation of all Participants affected by the termination will end and the Accounts of such Participants shall become 100% vested and nonforfeitable, to the extent funded. A complete discontinuance of Plan Contributions shall be deemed to be a termination of the Plan for this purpose. After termination of the Plan, the Trust

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will be maintained until the Accounts of all Participants have been distributed. Accounts may be distributed following termination of the Plan or distributions may be deferred as provided in Section 13, as the ESOP Administrators may determine.


      In the event of the merger or consolidation of this Plan with another plan, or the transfer of Trust Assets (or liabilities) to another plan, the Account balances of each Participant immediately after such merger, consolidation or transfer must be at least as great as immediately before such merger, consolidation or transfer (as if the Plan had then terminated).


      Section 22. Governing Law.
                  _____________   The provisions of this Plan shall be
construed, administered and enforced in accordance with the laws of the State of Oregon, to the extent such laws are not superseded by ERISA.


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      IN WITNESS WHEREOF, the undersigned duly authorized officer of Oremet has caused this document to be executed on the date stated below but effective as of the Effective Date.



                                          OREGON METALLURGICAL CORPORATION







Dated:  _________________, 199__          By ________________________________
                                             Dennis P. Kelly, Vice President,
                                             Finance and Chief Financial Officer



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